INDEPENDENCE®
CONTRACT DRILLING

ICD
LISTED
NYSE

IADC
MEMBER

Evercore ISI Oilfield Tour & Growth Company 1x1 Forum & E&P Investor Event March 8, 2016 www.icdrilling.com Exhibit 99.1

ICD
LISTED
NYSE

CUSTOMER FOCUS

HSE

# Vision

Our vision is to be the premier US land drilling company who provides best in class drilling services with a focus on our employees, technology and HSE. We will continuously strive to understand and exceed our customers' expectations and in so doing, maximize value for all stakeholders.

FINANCIAL STEWARDSHIP

PEOPLE

INTEGRITY

INDEPENDENCE CONTRACT DRILLING

2

Forward Looking Statements and Non-
GAAP Financial Measures
3/7/2016
3
Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements.
These forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future revenues, income and capital spending. Our forward-looking statements
are
generally
accompanied
by
words
such
as
“estimate,”
“project,”
“predict,”
“believe,”
“expect,”
“anticipate,”
“potential,”
“plan,”
“goal,”
“will”
or
other
words
that
convey
the
uncertainty
of
future events or outcomes. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update these statements unless required by law, and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult
to
predict
and
many
of
which
are
beyond
our
control.
These
and
other
important
factors,
including
those discussed under “Risk Factors”
and
“Management’s Discussion and Analysis of Financial
Condition
and
Results
of
Operations”
included
in
the
Company’s
filings
with
the
Securities
and
Exchange
Commission,
including
the
Company’s
Annual
Report
on
Form
10-K,
may
cause
our
actual
results,
performance
or
achievements
to
differ
materially
from
any
future
results,
performance
or
achievements
expressed
or
implied
by
these
forward-looking
statements.
These
risks,
contingencies
and
uncertainties include, but are not limited to, the following:
•our inability to implement our business and growth strategy;
•a sustained decrease in domestic spending by the oil and natural gas exploration and production industry;
•decline in or substantial volatility of crude oil and natural gas commodity prices;
•fluctuation of our operating results and volatility of our industry;
•inability to maintain or increase pricing on our contract drilling services;
•delays in construction or deliveries of our new land drilling rigs;
•the loss of our customer, financial distress or management changes of potential customers or failure to obtain contract renewals and additional customer contracts for our drilling services;
•an increase in interest rates and deterioration in the credit markets;
•our inability to raise sufficient funds through debt financing and equity issuances needed to maintain financial liquidity and  fund our planned operations and capital expenditures;
•our inability to comply with the financial and other covenants in debt agreements that we may enter into as a result of reduced revenues and financial performance;
•a
substantial
reduction
in
borrowing
base
under
our
revolving
credit
facility
as
a
result
of
a
decline
in
the
appraised
value
of
our
drilling
rigs
or
rigs
losing
eligibility
for
inclusion
in
the
borrowing
base;
•overcapacity and competition in our industry;
•unanticipated costs, delays and other difficulties in executing our long-term growth strategy;
•the loss of key management personnel;
•new technology that may cause our drilling methods or equipment to become less competitive;
•labor costs or shortages of skilled workers;
•the loss of or interruption in operations of one or more key vendors;
•the effect of operating hazards and severe weather on our rigs, facilities, business, operations and financial results, and limitations on our insurance coverage;
•increased regulation of drilling in unconventional formations;
•the incurrence of significant costs and liabilities in the future resulting from our failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment;
•the potential failure by us to establish and maintain effective internal control over financial reporting;
•lack of operating history as a contract drilling company; and
•uncertainties associated with any registration statement, including financial statements, we may be required to file with the
SEC.
All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on such statements. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this presentation. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.
Each
of
EBITDA
and
Adjusted
EBITDA
is
a
supplemental
non-GAAP
financial
measure
that
is
used
by
management
and
external
users
of
our
financial
statements,
such
as
industry
analysts,
investors,
lenders
and
rating
agencies.
We
define
“EBITDA”
as
earnings
(or
loss)
before
interest,
taxes,
depreciation,
and
amortization,
and
we
define
“Adjusted
EBITDA”
as
EBITDA
before
stock-based
compensation,
gain/loss on warrant derivative liability and non-cash asset impairments. Adjusted EBITDA is not a measure of net income as determined by U.S. generally accepted accounting principles (“GAAP”).
Management believes each of EBITDA and Adjusted EBITDA is useful because it allows us and our stockholders to more effectively evaluate our operating performance and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income (loss) in calculating EBITDA and
Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. EBITDA and Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income (loss), the most closely comparable financial measure calculated in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from EBITDA and Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as stock-based compensation and the historic costs of depreciable assets, none of which are components of EBITDA or Adjusted EBITDA. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an inference that our results will be unaffected by unusual or non-recurring items. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies.
3

1.
Includes 12 marketed 200 Series Shaledriller® rigs and one rig conversion to 200 Series pad optimal status at the end of Q1’16.  ..  Excludes one non-walking rig scheduled for conversion to 200 Series pad optimal status when market conditions improve.
2.
Market data as of 3/2/2016
3. Adjusted to reflect revised rig appraisals completed 1Q’16
Overview
Successfully Completed IPO in August 2014 (NYSE: ICD)
Best-in-Class 14 Rig Fleet
•
Sector’s most technologically advanced rigs
•
Fleet composed of thirteen 200 Series Shaledriller® rigs
(1)
•
One non-walking rig scheduled for conversion to 200 Series
pad optimal status when market conditions improve
Established reputation for operational excellence and safety
•
Safety focused operations
•
Fleet-wide uptime of ~98%
•
Industry leading utilization: ~87% during 4Q’15
(2)
•
Best-in-class operating stats: longest lateral drilled in Permian
Basin: ~14,000 feet; walking between well groups 300 ft / between pads 600 ft
•
Average fleet age of ~2 years
Key near-term initiatives
•
Target generating a free cash flow surplus in 2016
•
Postponing all newbuild
activity until market conditions improve
Current Operational Footprint
Current
Capitalization
&
Liquidity
(2)
US$MM,
unless otherwise noted
Share Price ($/Share)
3.98
Share Outstanding (MM)
24.4
Equity Value
97.1
Total Debt
62.7
Cash
5.3
Aggregate Value
154.5
Borrowing Base Unused Capacity
(3)
21.8
Cash
5.3
Total
Current Liquidity
27.1
Book Value of Equity
232.7
Total Capitalization
295.4
4
Texas
Oklahoma
Arkansas
Louisiana
New Mexico
Target Areas of Growth
Texas, Louisiana, Oklahoma
and New Mexico
January 31, 2016

ICD
is
a
leader
in
the
rig
replacement
cycle
–
pad
optimal
rigs
are
critical
in
the
progression of the U.S. unconventional drilling evolution
With industry leading fleet utilization, ICD is the rig provider of choice
By driving faster cycle times, ICD’s rigs bend the E&P cost curve down
ICD’s standardized fleet supports lower capital intensity
Modular manufacturing gives ICD a low cost rig fleet, and provides a compounding capital advantage
ICD’s “Big Data” generation capability allows ICD to participate in the next wave in drilling technology innovation
ICD’s rigs provide high quality EBITDA with a high cash conversion rate
Balance sheet supported by the highest quality asset base in the industry –
average age of fleet is ~2 years
Key Differentiators Driving ICD’s
Value Proposition
5

Overview of Current U.S. Land
Drilling Market Conditions
•
While the U.S. land rig count is at historical
lows, E&P operators remain laser-focused on
efficient unconventional development
•
E&P operators are seeking differentiated
technology that improves efficiency and
reduces overall costs to develop reserves
(more production for less cost)
•
Horizontal development is the priority today
vs. legacy vertical programs, and multi-well
pad development in a manufacturing well-
bore model is becoming standard operating
procedure, with increasing wells per pad
being a key focus
•
In a commodity recovery, short cycle
development opportunities such as onshore
shale will be the first developed, and pad-
optimal rigs will be the equipment of choice
for operators
U.S. Land Rig Count at Historical Lows
Source: BHI
U.S. Land Rig Count, Rig Data February 12, 2016
6
300
500
700
900
1,100
1,300
1,500
1,700
1,900
2,100
1990
1993
1996
1999
2002
2005
2008
2011
2014
1,141
(Dec 1990)
902
(Dec 1992)
592
(Apr 1993)
1,029
(Sep 1997)
736
(Apr 2002)
879
(Jun 2009)
541
(Feb 12, 2016)
1,942
(Aug 2008)
2,005
(Oct 2011)
1,924
(Sep 2014)
(1,063)
(1,383)
1,273
(Jul 2001)
RigData
November 2014 to Present

Market Conditions
•
North American E&P operators developing unconventional shale resources have become the global swing producer
•
To continue in prominence in this role, North American E&P’s must have
the lowest cost operations in the most economic basins available
•
Achieving this goal requires E&Ps
to embrace technological innovation,
value-added processes and services that drive major operating efficiencies
•
ICD is a technological disruptor in North American unconventional drilling –
pad-optimal rigs (as defined by the E&P industry) deployed on multi-well pads in a wellbore manufacturing model materially reduce cycle times and operating costs for E&P operators
1.
Includes 13 marketed 200 Series Shaledriller® rigs. One additional non-walking rig in the fleet is scheduled for conversion to 200 Series pad optimal status when market conditions improve.
7

High -
Pressure Mud Pumps
Key Pad-Optimal Rig Characteristics
(As Defined by E&P Operators)
Omni-Directional Walking System
•
Allows rig to move in any direction quickly between wellheads, rapidly and efficiently adjusts to misaligned wellbores, walks over raised well heads and increases safety
•
Superior to skidding systems which can only move to properly aligned wells in a straight line
•
Self-leveling capabilities
1,500 hp
Drawworks
•
Rigs powered with 1,500 hp
drawworks
are well suited to the majority of unconventional resource
formations
•
Ideally sized for drilling longer laterals while occupying a small footprint on the job site
Bi-Fuel Capabilities
•
Operator can change between diesel or natural gas mix
•
Use of natural gas/diesel blend can result in major savings
•
Reduces carbon emissions
•
High pressure mud pumps allow for drilling mud to be pumped through extended horizontal laterals
•
Necessary for drilling the long laterals required by complex horizontal drilling programs
8
Fast Moving
•
Specifically designed to reduce cycle times (reduces rig-move time between drilling locations)
•
Designed to minimize truck loads (and times) required for moves between drilling sites; complete move in 48 hours (4 daylight days or less)
AC Programmable
•
Uses a variable frequency drive that allows for precise computer control of key drilling parameters during operations, providing accurate drilling through the wellbore
•
AC rigs drill faster with less open hole time and superior wellbore geometry vs. mechanical or SCR rigs
•
In today’s market, it is no longer a differentiating feature, it is a requirement

Competitor 4)
Competitor 3
Competitor 2
Competitor 1
ICD (Shaledriller®)
Dissecting the New Land Drilling Industry
9
New Land Drilling Industry –
Pad-Optimal Fleet
(2)
Land Drilling Industry –
AC Rig Fleet
(1)
1.
Includes only 1,500 hp AC rigs
2.
Excludes skidding rigs .
750 Rigs
Pad-optimal
Skidding
Non-Moving
Other
New Land
Drilling
Industry
Source: ICD, Investor Presentations, Company Websites
As E&P operators continue the shift towards a wellbore
manufacturing model, the focus will be squarely on the
rigs that consistently eliminate non-productive time and
drive major operating efficiencies
•Pad- optimal
rigs,
as
defined
by
E&P
operators,
represent
equipment that is best suited for wellbore manufacturing
-
Drills more wells per year and accelerates E&P
operators’ production profiles and cash flows
•The majority of AC rigs in the U.S. are not pad-optimal,
lacking effective moving systems to navigate complex pads,
high pressure mud pumps, and other key subsystems
-
AC is no longer a differentiating technology
-
Of the ~750 AC rigs in the U.S., only ~20% of them
have the equipment necessary to be pad-optimal
•ICD’s rigs are equipped with the latest technology to help
operators bend the cost curve down
ICD’s rigs eliminate non-productive time, drill longer
laterals faster and for less cost, and materially reduce
cycle times
~140 Rigs
Source: Wall Street Research
20%
34%
33%
13%
9%
38%
29%
13%
11%

6.0
5.0
4.0
3.0
2.0
1.0
0.0
$MM
$5.3MM
0
10
20
30
40
50
60
70
Drilling Program Days Saved

12.0
10.0
8.0
6.0
4.0
2.0
0.0
$MM
70
60
50
40
30
20
10
Days
40
52
60
64
68
4.5
5.9
6.8
7.2
7.7
1.5
2.0
2.3
2.4
2.6
3.0
3.9
4.5
4.8
5.1
2
3
4
5
6
Wells / Pad
Operator Field Costs Saved
Move Costs Saved
Days Saved

Cutting only 13 days off a 295
day drilling program justifies the
incremental cost of a $16k/day
pad-optimal rig
$16,000 Dayrate
$20,000 Dayrate
$25,000 Dayrate
Incremental Cost of a Pad-Optimal Rig
(2)
AFE Savings
Examples of ICD Delivering Significant Value
for E&P Operators
Cutting Cycle Times -
Illustrative Savings vs Legacy Rigs
1.
Assumes 75k operator spread cost over 70 days
2.
Based on $12,000 dayrate for legacy rig for a 295 day program; incremental cost calculated as Pad-Optimal Rig Cost * (295 –
Days
Saved) –
Legacy Rig Cost * 295 days
3.
Based on an assumed 20 well program, 15 drilling days per well, 4 days per move with $150k cost per move, $75k operator spread cost per day (including rig cost)
10
Case Study: Multi-Well Pad Drilling Program
•
An operator drilling multi-well pads benefits from ICD’s
pad-optimal technology vs. single or double well pads,
reducing cycle times as number of moves and move
durations decline
Non pad-optimal rigs, with legacy skidding or slow
walking systems, are effective on 1-2 well pads but
cannot efficiently prosecute larger well pads that are
becoming increasingly common today
•
Results in major cost savings for E&P operators
•
In an environment where total operator spread costs can
approach $75,000/day on a wellsite, the incremental
dayrate
for a pad-optimal rig is marginal
•
In 2015, for a large E&P operator utilizing a pad drilling
program, ICD cut 70 days and $5.3MM off their drilling
budget AFE
$5.3MM
(1)
Multi-Well Pad Drilling -
Illustrative Savings vs 1 Well Pads
(3)

FINAL DEPTH VS. DAYS
University 52-7 2HB
ICD 208
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
16,000
18,000
University 52-7 2HB (final)
University 52-7 1HC
University 43-25 1HC
University 43-25 2HB
University 43-14 3H (Devon)
University 43-14 4H (Devon)
University East 4325 CH (EP Energy)
University East 4325 BH (EP Energy)
FINAL TD = 5.5 Days
New Best!
TD TARGET 15 DAYS

By Saving Drilling Days, ICD’s Rigs Drive Major Value Savings for E&P Operators ICD Rig Delivers Industry-Leading Cycle Times 11

ICD Initiatives
12
•
Postponing all new build activities until market
improves
•
Postponing commencement of second rig
conversion until market improves
•
Since June 30, 2015:
-
Removed approximately $1.0 million from run rate SG&A costs.
-
Removed approximately $1.0 million from construction overhead costs while maintaining internal build expertise
-
Removed approximately $600 per day of rig operating costs.

Operations Update
13
Since filing of its Form 10-K on February 18, 2016:
•
Successfully extended contracts on a multi-well basis into
2016 for two rigs operating in the spot market
•
Received notification from a customer that it will place an ICD rig currently operating under term contract on a standby-
without-
crew basis.   As a result, ICD expects to have four
rigs earning revenue on a standby basis at the end of 1Q’16

14
ICD Financial Update
•
2016 Capital Expenditure Budget:
~$10 million.
-
Rig conversion in process
-
Maintenance capex
-
Planned 7500psi upgrade
-
Non-deferrable capex
•
Ratios at 12/31/15:
-
Net Debt/Adjusted EBITDA:   2.3x
-
Interest coverage ratio:  7.8x
-
Net Debt/Total Capitalization:  20%
•
Aggregate Backlog at 12/31/15: ~$75
million
(2)
•
Targeting free cash flow surplus in
2016
(3)
Financial Liquidity @ 12/31/15
$ millions
Financial Update
Cash @ 12/31/15
$5.3
Plus:  Adjusted Revolving Credit
Facility Borrowing
Base @
12/31/15
(1)
84.5
Less:  Outstanding Borrowings
@ 9/30/15
(62.7)
Total
Liquidity
$27.1
(1)
Adjusted to reflect appraisal values from appraisal completed Q1’16:  Total facility commitment is  $125 million.  Borrowing base excludes one idle 200 series rig and two rigs scheduled
for
conversion.
Rigs
that
do
not
earn
revenue
for
a
period
of
90
consecutive
days
no
longer
considered
an
eligible
rig
and
are
excluded
from
the
borrowing
base..
(2)
Backlog includes only contracts with original durations of six months or more. Backlog excludes other revenues such as fees for mobilization, demobilization and customer reimbursables.  Backlog does not include potential reductions in rates during periods in which the rig is moving, on standby or incurring maintenance and repair time in excess of contractually allowed downtime.  ICD expects to have rigs earning revenue on a standby-without-crew basis during 2016.
(3)
Free
cash
flow
defined
as
adjusted
EBITDA
less
planned
capital
expenditures,
cash
interest
expense
and
cash
taxes
and
plus/minus
any
decreases/increases
in
net
working
capital.
ICD deferring all discretionary capex to future
periods in order to maintain liquidity to fund
all required capital expenditures and interest
requirements

INDEPENDENCE
CONTRACT DRILLING
Right Equipment
RIGHT PEOPLE
Right Time

15

Land Drilling’s Only
Pure-Play, Pad Optimal,
Growth Story
Large Operators are
Leading
Unconventional
Resource Capture
Major Secular Shift in
Unconventional
Development is
Underway
Ongoing Resource
Play Development
Driving a Rig
Replacement Cycle
Pad Optimal AC
Drilling Rigs are in
Short Supply
Major Barriers to
Entry Exist for New
Contract Drillers
Vertically Integrated
Model Provides a
Compounding Capital
Advantage
ShaleDriller
®
Offers a
Compelling Value
Proposition to E&P
Customers
16
Delivering Value to Stakeholders

Supplemental Materials

| | Three Months Ended | | | Twelve Months Ended | |
|---|---|---|---|---|---|
| | December 31, | | September 30, | December 31, | |
| | 2015 | 2014 | 2015 | 2015 | 2014 |
| Revenues | $ 23,686 | $ 23,014 | $ 21,344 | $ 88,418 | $ 70,347 |
| Costs and expenses | | | | | |
| Operating costs | 14,398 | 12,685 | 12,526 | 52,087 | 42,654 |
| Selling, general and administrative | 3,145 | 4,437 | 3,756 | 14,483 | 12,222 |
| Depreciation and amortization | 6,058 | 4,648 | 5,635 | 21,151 | 16,181 |
| Goodwill impairment and other charges | - | 30,627 | - | - | 30,627 |
| Asset impairment (insurance recoveries), net | 3,549 | (901) | - | 2,708 | 1,711 |
| Loss on disposition of assets | 338 | 158 | 2,268 | 2,940 | 19 |
| Total cost and expenses | 27,488 | 51,654 | 24,185 | 93,369 | 103,414 |
| Operating loss | (3,802) | (28,640) | (2,841) | (4,951) | (33,067) |
| Interest expense | (1,363) | (174) | (862) | (3,254) | (1,648) |
| Gain on warrant derivative | - | 2,420 | - | - | 3,189 |
| Loss before income taxes | (5,165) | (26,394) | (3,703) | (8,205) | (31,526) |
| Income tax expense (benefit) | 61 | (1,788) | (326) | (325) | (3,358) |
| Net loss | $ (5,226) | $ (24,606) | $ (3,377) | $ (7,880) | $ (28,168) |
| | | | | | |
| Loss per share: | | | | | |
| Basic and Diluted | $ (0.22) | $ (1.00) | $ (0.14) | $ (0.33) | $ (1.65) |
| | | | | | |
| Weighted average number of common shares outstanding: | | | | | |
| Basic and Diluted | 23,996 | 24,622 | 23,920 | 23,904 | 17,078 |

Income Statement 18

shale DRILLER

| | December 31, 2015 | December 31, 2014 |
|---|---|---|
| **Assets** | | |
| Cash and cash equivalents | $ 5,344 | $ 10,757 |
| Accounts receivable, net | 18,240 | 19,127 |
| Inventory | 2,317 | 2,124 |
| Deferred income taxes | - | 323 |
| Prepaid expenses and other current assets | 3,436 | 3,969 |
| Total current assets | 29,337 | 36,300 |
| Property, plant and equipment, net | 283,378 | 250,498 |
| Other long-term assets, net | 2,074 | 2,749 |
| Total assets | $ 314,789 | $ 289,547 |
| **Liabilities and Stockholders' Equity** | | |
| Liabilities | | |
| Current portion of long-term debt (1) | $ - | $ 22,519 |
| Accounts payable | 8,584 | 21,993 |
| Accrued liabilities | 10,206 | 6,970 |
| Income taxes payable | - | 408 |
| Total current liabilities (1) | 18,790 | 51,890 |
| Long-term debt (1) | 62,708 | - |
| Other long-term liabilities | 361 | 598 |
| Deferred income taxes | 193 | 323 |
| Total liabilities | 82,052 | 52,811 |
| Commitments and contingencies | | |
| Stockholders' equity | | |
| Common stock, $0.01 par value, 100,000,000 shares authorized; 24,539,937 and 24,540,720 shares issued, respectively; 24,403,659 and 24,455,709 shares outstanding, respectively | 244 | 245 |
| Additional paid-in capital | 276,948 | 272,751 |
| Accumulated deficit | (43,169) | (35,289) |
| Treasury stock, at cost, 136,278 and 85,011 shares, respectively | (1,286) | (971) |
| Total stockholders' equity | 232,737 | 236,736 |
| Total liabilities and stockholders' equity | $ 314,789 | $ 289,547 |

Balance Sheet
19
Although borrowings under our credit facility do not mature until 2018, we revised the classification of long-term debt in our balance sheet as of December 31, 2014 from long-term debt to current portion of long-term debt due to our credit facility at the time including both a required lock-box payment method and a subjective acceleration clause permitting the lenders to declare an event of default in the event of a material adverse change.  We subsequently amended our credit facility to provide for a springing lock-box arrangement to permit the long-term classification of the debt, subject to the credit facility's ultimate maturity and our compliance with its terms and conditions. The reclassification did not affect previously reported net income, total assets, total liabilities, stockholders equity or cash flows as of and for the year ended December 31, 2014

|  | Three Months Ended |  |  | Twelve Months Ended |  |
|---|---|---|---|---|---|
|  | December 31, 2015 | December 31, 2014 | September 30, 2015 | December 31, 2015 | December 31, 2014 |
| Number of completed rigs end of period (1) | 14 | 11 | 14 | 14 | 11 |
| Rig operating days (2) | 961.7 | 921.4 | 879.9 | 3,731.8 | 2,944.0 |
| Average number of operating rigs (3) | 10.5 | 10.0 | 9.6 | 10.2 | 8.1 |
| Rig utilization (4) | 87.1% | 99.2% | 82.1% | 85.0% | 99.7% |
| Average revenue per operating day (5) | $ 23,717 | $ 23,944 | $ 23,578 | $ 22,921 | $ 22,723 |
| Average cost per operating day (6) | $ 13,298 | $ 12,454 | $ 13,239 | $ 12,857 | $ 12,759 |
| Average margin per day | $ 10,419 | $ 11,490 | $ 10,339 | $ 10,064 | $ 9,964 |

Operating Data
20
(1) Number
of
completed
rigs
as
of
December
31,
2015,
increased
by
three
compared
to
the
number
of
completed
rigs
as
of
December
31,
2014,
reflecting
the
addition
of
three
newly constructed rigs
(2) Rig operating days represent the number of days that our rigs are earning revenue under a contract, including days that standby revenues or early termination revenues are earned.
During the twelve months ended December 31, 2015, there were 471.3 operating days in which ICD earned revenue on a standby basis, including 228.5 standby-without-
crew days.
During the twelve months ended December 31, 2014 we did not record any operating days designated as standby-without-crew days
(3) Average
number
of
operating
rigs
is
calculated
by
dividing
the
total
number
of
rig
operating
days
in
the
period
by
the
total
number
of
calendar
days
in
the
period
(4) Rig utilization is calculated as rig operating days divided by the total number of days our drilling rigs are available during the applicable period. During the third quarter of 2015, the Company elected to remove its two 100 series non-walking rigs from its marketed fleet pending completion of their planned rig conversions to 200 series, pad-optimal status.
Rig utilization during the third and fourth quarter of 2015 excludes these two rigs
(5) Average revenue per operating day represents total contract drilling revenues earned during the period divided by rig operating days in the period.  Excluded in calculating average revenue per operating day are revenues associated with the reimbursement of out-of-pocket costs paid by customers of $0.9 million, $0.9 million and $0.6 million during the three months ended December 31, 2015 and 2014, and September 30, 2015, respectively, and $2.9 million and $3.2 million during the twelve months ended December 31,
2015 and 2014, respectively
(6) Average cost per operating day represents total direct operating costs incurred during the period divided by rig operating days in the period. The following costs are excluded in calculating average cost per operating day: (i) costs relating to out-of-pocket costs reimbursed by customers of $0.9 million, $0.9 million and $0.6 million during the three months ended December 31, 2015 and 2014, and September 30, 2015, respectively, and $2.9 million and $3.2 million during the twelve months ended December 31, 2015 and 2014, respectively, (ii) new crew training costs of $0.3 million, $0.3 million and $0.3 million during the three months ended December 31, 2015 and 2014, and September 30, 2015, respectively, and $0.8 million and $1.8 million during the twelve months ended December 31, 2015 and 2014, respectively, and (iii) construction overhead costs expensed due to reduced rig construction activity of $0.5 million during the fourth quarter of 2015

| (in thousands) | Three Months Ended December 31, 2015 | Three Months Ended December 31, 2014 | Three Months Ended September 30, 2015 | Twelve Months Ended December 31, 2015 | Twelve Months Ended December 31, 2014 |
|---|---|---|---|---|---|
| Net loss | $ (5,226) | $ (24,606) | $ (3,377) | $ (7,880) | $ (28,168) |
| Add back: | | | | | |
| Income tax expense (benefit) | 61 | (1,788) | (326) | (325) | (3,358) |
| Interest expense | 1,363 | 174 | 862 | 3,254 | 1,648 |
| Depreciation and amortization | 6,058 | 4,648 | 5,635 | 21,151 | 16,181 |
| **EBITDA** | 2,256 | (21,572) | 2,794 | 16,200 | (13,697) |
| Stock-based compensation | 1,071 | 1,143 | 738 | 3,543 | 2,943 |
| Goodwill impairment and other charges | - | 30,627 | - | - | 30,627 |
| Asset impairment (insurance recoveries), net | 3,549 | (901) | - | 2,708 | 1,711 |
| Loss on disposition of assets | 338 | 158 | 2,268 | 2,940 | 19 |
| Gain on warrant derivative liability | - | (2,420) | - | - | (3,189) |
| IPO related expenses | - | - | - | - | 707 |
| **Adjusted EBITDA** | $ 7,214 | $ 7,035 | $ 5,800 | $ 25,391 | $ 19,121 |

Non-GAAP Financial Measures
21
Adjusted EBITDA is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. We define "EBITDA" as earnings (or loss) before interest, taxes, depreciation, and amortization, and we define "Adjusted EBITDA" as EBITDA before stock-based compensation, gain/loss on warrant derivative liability and non-cash asset impairments, gains or losses on disposition of assets and other non-operating items.  Adjusted
EBITDA is not a measure of net income as determined by U.S. generally accepted accounting principles ("GAAP")
Management believes Adjusted EBITDA is useful because it allows our stockholders to more effectively evaluate our operating performance and compare the results of our operations from period to period and against our peers without regard to our financing methods or capital structure. We exclude the items listed above from net income (loss) in calculating
Adjusted EBITDA because these amounts can vary substantially from company to company within our industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income (loss), the most closely comparable financial measure calculated in accordance with GAAP or as an indicator of our operating performance or liquidity. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company's financial performance, such as a company's cost of capital and tax structure, as well as stock-based compensation and the historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Our presentation of Adjusted EBITDA should not be construed as an inference that our results will be unaffected by unusual or non-recurring items.  Our computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies
The following table presents a reconciliation of Adjusted EBITDA to the GAAP financial measure of net income for each of the periods indicated

22 22